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                                                                  Exhibit 10.115

                           RENAISSANCE COSMETICS, INC.

                                    Issuer,

                                      and

                               CERTAIN GUARANTORS
                                      and

                      AMERICAN BANK NATIONAL ASSOCIATION,

                                    Trustee

                              --------------------

                          FIFTH SUPPLEMENTAL INDENTURE
                          Dated as of August 21, 1996

                              --------------------

                         13-3/4% Senior Notes due 2001,
                             Series A and Series B,

                                      and

                         13-3/4% Senior Notes due 2002
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            FIFTH SUPPLEMENTAL INDENTURE dated as of August 21, 1996 between
Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), Great American Cosmetics, Inc., a New York corporation, as guarantor ("GAC"), and American Bank National Association, as trustee (the "Trustee").

            The Company, Cosmar Corporation ("Cosmar"), and Parfums Parquet Incorporated executed and delivered to the Trustee an indenture dated as of August 18, 1994 (as amended or supplemented by a first supplemental indenture dated November 19, 1994, a second supplemental indenture dated December 15, 1994, a third supplemental indenture dated December 23, 1994 and a fourth supplemental indenture dated February 27, 1996, the "Indenture") relating to the Company's 13-3/4% Senior Notes due 2001, Series A, 13-3/4% Senior Notes due 2001, Series B, and 13-3/4% Senior Notes due 2002. Capitalized terms used but not defined in this Fifth Supplemental Indenture shall have the meanings given them in the Indenture.

            Section 4.22 of the Indenture requires the Company to cause each Subsidiary of the Company created or acquired after the Closing Date to enter into a supplemental indenture for the purpose of jointly, severally and unconditionally guaranteeing, on a subordinated basis, the Company's obligation to pay principal and interest on the Notes.

            The Company has directly or indirectly created or acquired GAC as a Subsidiary and the Company and GAC desire that GAC become a Guarantor under the Indenture, as provided below, and GAC intends to be bound as a Guarantor, and all covenants and conditions necessary for the execution of this Fifth Supplemental Indenture have been complied with.

            Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and GAC, it is therefore agreed, for the benefit of the Company, GAC and the Trustee, and for the ratable benefit of the holders of the Notes issued under the Indenture, as follows:

            1. GAC is hereby irrevocably and unconditionally bound, as a Guarantor, by each and every one of the terms and conditions of Article 10 of the Indenture, the terms of which are hereby incorporated by reference in this Fifth Supplemental Indenture and made a part hereof as though set forth herein in full, in the same manner and to the same extent as if GAC were an original signatory, as a Guarantor, to the Indenture. As contemplated in section 1.1 of the Indenture, the parties acknowledge and agree that the definition of "Guarantor" under the Indenture shall include GAC.

            2. Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.
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            3. This Fifth Supplemental Indenture shall form a part of the
Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

            4. This Fifth Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the state of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflicts of law (other than section 5-1401 of the New York General Obligations Law).

                                        RENAISSANCE COSMETICS, INC.

                                        By:  /s/ Thomas T.S. Kaung
                                             -----------------------------------
                                             Name: Thomas T.S. Kaung
                                             Title: Group vice President

                                        GREAT AMERICAN COSMETICS, INC.

                                        By:  /s/ Thomas T.S. Kaung
                                             -----------------------------------
                                             Name: Thomas T.S. Kaung
                                             Title: Vice President

                                        AMERICAN BANK NATIONAL
                                         ASSOCIATION

                                        By:  /s/ [Illegible]
                                             -----------------------------------
                                             Name:
                                             Title: Vice President

                                        By:  /s/ [Illegible]
                                             -----------------------------------
                                             Name:
                                             Title: Trust Officer